MERRILL LYNCH LATIN AMERICA FUND, INC.

              Supplement dated April 26, 2002 to the Statement of
                  Additional Information dated March 27, 2002

In the Statement of Additional Information under "Investment Objective and Policies -- Investment Restrictions" non-fundamental investment restriction "b" on page 15 is deleted and replaced in its entirety with the following:

         b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.

Code     # 13991-03-02